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                                                                  Exhibit 10.8
                                    FORM OF
                        RESTRICTED STOCK AWARD AGREEMENT

                            (issued to Glen P. Froio,
                         Bethann G. Gilfeather and other
                              senior level employees)

                 (AMENDED AND RESTATED AS OF NOVEMBER 16, 1998)



                       UNDER THE STRIDE & ASSOCIATES, INC.
                        1998 STOCK OPTION AND GRANT PLAN


NAME OF GRANTEE:
                            -----------------------
NO. AND CLASS OF SHARES:    SHARES OF  COMMON STOCK
                            -------------------------------
GRANT DATE:                 JUNE 4, 1998
                            --------------
PER SHARE PURCHASE PRICE:    $ 0.01
                            ---------

         Pursuant to the Stride & Associates, Inc. 1998 Stock Option and Grant Plan (the "Plan"), Stride & Associates, Inc., a Delaware corporation (together with its successors and assigns, the "Company"), hereby grants, sells and issues to the person named above (the "Grantee"), who is an officer, employee, director, consultant, advisor or other key person of the Company or any of its Subsidiaries (as defined in the Plan), the number of shares of Common Stock, par value $.01 per share, of the Company indicated above (subject to the provisions below, the "Shares"), for the per share purchase price specified above, subject to the terms and conditions set forth herein and in the Plan. The Grantee agrees to the provisions set forth herein and acknowledges that each such provision is a material condition of the Company's agreement to issue and sell the Shares to him or her. All references to amounts herein shall be equitably adjusted to reflect stock splits (other than the 5,000-for-1 stock split effected by the Company on June 4, 1998 which has been taken into account in calculating the number of Shares indicated above), stock dividends, reverse stock splits, mergers, reorganizations, recapitalizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued on the Grant Date (as set forth above).

         This Restricted Stock Award Agreement amends and restates in its entirety the Restricted Stock Award Agreement dated June 4, 1998 between the Company and the Grantee, it being understood that the Company desires to make such amendments in order to further reward and encourage the Grantee's continued service with the Company.

         For the purposes of this Agreement, the following terms shall have the following respective meanings:

         "ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.



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         "COMMON STOCK" shall mean the Company's Common Stock, par value $.01 per share, together with any shares into which Common Stock may be converted or exchanged.

         "INITIAL PUBLIC OFFERING" shall mean the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act, other than on Forms S-4, S-8, S-14 or S-15 or their then equivalents, covering the offer and sale by the Company of its Common Stock; or such other event as a result of or following which the Company's Common Stock shall be publicly traded.

         "PERMITTED TRANSFEREES" shall mean the Grantee's spouse, parents, children (natural or adopted), stepchildren or grandchildren or a trust for their sole benefit of which the Grantor is the settlor; provided, however, that any such trust does not require or permit distribution of any Shares during the term of this Agreement unless such Shares remain subject to the terms of this Agreement.

         "RESTRICTED SHARES" shall mean all of the Shares that are not Vested Shares.

         "SALE EVENT" shall mean any of the following transactions: (i) a merger, reorganization or consolidation of the Company with or into another corporation (with respect to which less than a majority of the outstanding voting power of the surviving or consolidated corporation is held by shareholders of the Company immediately prior to such event), (ii) the sale or transfer of all or substantially all of the properties and assets of the Company and its Subsidiaries, (iii) the sale of all of the outstanding stock of the Company to an unrelated person or entity or (iv) the liquidation or dissolution of the Company.

         "SHARES" shall mean the number of shares of Common Stock being purchased by the Grantee on the date hereof and any additional shares of Common Stock or other securities received as a dividend on, or otherwise on account of, the Shares, as contemplated by the first paragraph of this Agreement.

         "TERMINATION EVENT" shall mean the termination of the Grantee's employment or Service Relationship (as defined in the Plan) with the Company and its Subsidiaries "for cause" (as defined in the Plan) or voluntarily by the Grantee.

         "VESTED SHARES" shall mean all Shares that have vested in accordance with Section 2 hereof.

         SECTION 1.  PURCHASE AND SALE OF SHARES; INVESTMENT REPRESENTATIONS.

         1.1. PURCHASE AND SALE. On the date hereof, the Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth above for the per share purchase price set forth above, payable in cash or a promissory note acceptable to the Company.



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         1.2. INVESTMENT REPRESENTATIONS. In connection with the purchase and sale of the Shares contemplated by Section 1.1 above, the Grantee hereby represents and warrants to the Company as follows:

                  (a) The Grantee is purchasing the Shares for his or her own account for investment only, and not for resale or with a view to the distribution thereof.

                  (b) The Grantee has had such opportunity as he has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the foregoing investment in the Company and has consulted with his or her own advisers with respect to such investment in the Company.

                  (c) The Grantee is either an "accredited investor" as that term is defined in Rule 501 promulgated under the Act or has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) The Grantee understands that the Shares are not registered under the Act or any applicable state securities or "blue sky" laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or "blue sky" laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing.

         SECTION 2.                 VESTING.

         2.1. VESTING SCHEDULE. The Shares shall become Vested Shares as follows; PROVIDED, HOWEVER, that no Shares shall become Vested Shares on or after the occurrence of any Termination Event unless and until the Company waives its rights of Repurchase (as defined below) under Section 3 hereof:

         Three Year Vesting:        33 1/3% of the Shares shall become Vested
                                    Shares on the first anniversary of the Grant
                                    Date and 8 1/3% of the Shares shall become
                                    Vested Shares at the end of each fiscal
                                    quarter thereafter.

         2.2. ACCELERATION OF VESTING SCHEDULE. Notwithstanding the vesting schedule set forth above in Section 2.1:

                  (a) Upon consummation of a Sale Event, all of the Restricted Shares then held by the Grantee shall become Vested Shares automatically at the time of consummation of such Sale Event in accordance with Section 3(c) of the Plan;


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                  (b)  Upon consummation of an Initial Public Offering, all of the Restricted Shares then held by the Grantee shall become Vested Shares automatically at the time of consummation of such Initial Public Offering; and

                  (c) If Grantee's employment or Service Relationship with the Company or any of its Subsidiaries is terminated other than as a result of a Termination Event, then all of the Restricted Shares then held by the Grantee shall become Vested Shares automatically at the time of such termination.

         SECTION 3.  REPURCHASE OF RESTRICTED SHARES.

         3.1. REPURCHASE RIGHT. Upon the occurrence of a Termination Event, the Company or its assigns shall have the right to repurchase all or any portion of the Restricted Shares held by the Grantee as of the date of such Termination Event at a repurchase price equal to $0.01 per Restricted Share (the "Repurchase Price"). The purchase and sale arrangements contemplated by this Section 3 are referred to herein as the "Repurchase."

         3.2. CLOSING PROCEDURE. The Company or its assigns shall effect the Repurchase by delivering or mailing to the Grantee written notice within six (6) months after the Termination Event, specifying a date within such six-month period in which the Repurchase shall be effected. Upon such notification, the Grantee shall promptly surrender to the Company any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company's assignee or assignees. Upon the Company's or its assignee's receipt of the certificates from the Grantee, the Company or its assignee or assignees shall deliver to the Grantee a check for the Repurchase Price of the Restricted Shares being purchased; provided, however, that the Company may pay the Repurchase Price for such Restricted Shares by offsetting and canceling any indebtedness then owed by the Grantee to the Company. At such time, the Grantee shall deliver to the Company the certificate or certificates representing the Restricted Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances. The Repurchase rights and obligations specified in this Section 3 shall survive and remain in effect as to Restricted Shares following and notwithstanding any public offering by the Company and certificates representing such Restricted Shares shall bear legends to such effect

         3.3. REMEDY. Without limitation of any other provision of this Agreement or other rights, in the event that the Grantee is required to sell his, her or its Restricted Shares pursuant to the provisions of this Section 3 and in the further event that he, she or it refuses or for any reason fails to deliver to the designated purchaser of such Restricted Shares the certificate or certificates evidencing such Restricted Shares together with a related stock power, such designated purchaser may deposit the Repurchase Price for such Restricted Shares with any bank doing business within fifty (50) miles of the Company's principal office, or with the Company's independent public accounting firm, as agent or trustee, or in escrow, for the Grantee, to be held by such bank or accounting firm for the benefit of and for delivery to him, them or it, and/or, in the discretion of such bank or accounting firm, pay such Repurchase Price by offsetting any indebtedness then owed by the Grantee as provided above. Upon any such deposit and/or offset


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by the designated purchaser of such amount and upon notice to the person or entity who was required to sell the Restricted Shares to be sold pursuant to the provisions of this Section 3, such Restricted Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

         3.3. ESCROW. In order to carry out the provisions of this Section 3 more effectively, the Company may hold the Restricted Shares in escrow together with separate stock powers executed by the Grantee in blank for transfer. The Company shall not dispose of the Restricted Shares except as otherwise provided in this Agreement. In the event of any Repurchase, the Company is hereby authorized by the Grantee, as the Grantee's attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Restricted Shares being purchased and to transfer such Restricted Shares in accordance with the terms hereof. At such time as any Shares are no longer Restricted Shares the Company shall, at the written request of the Grantee, deliver to the Grantee a certificate representing such Shares with the balance of the Shares, if any, to be held in escrow pursuant to this Section 3.3.

         Section 4.  RESTRICTIONS ON TRANSFER OF SHARES.

         4.1 NO TRANSFERS UNLESS IN COMPLIANCE WITH LAW AND THIS AGREEMENT. None of the Shares now owned or hereafter acquired shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law (each, a "Transfer"), unless such Transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act), and such Transfer is in accordance with the terms and conditions of this Section 4. In connection with any Transfer of Shares, the Company may require an opinion of counsel to the transferor, satisfactory to the Company, that such Transfer is in compliance with all foreign, federal and state securities laws (including without limitation, the Act). No Restricted Shares may be Transferred by the Grantee.

         4.2 TRANSFERS TO PERMITTED TRANSFEREES. Subject to this Section 4.2, the Grantee may Transfer any or all of the Vested Shares without receipt of consideration or for such consideration as such holder shall determine to Permitted Transferees. The Grantee agrees to give the Company prior written notice of any Transfer of Shares to a Permitted Transferee. No Transfer permitted hereby shall be effective unless the Permitted Transferee to whom the Shares are proposed to be transferred has delivered to the Company a written acknowledgment, in the form of APPENDIX A hereto, that the Shares to be received by it are and will remain subject to the provisions of this Agreement (including without limitation, the provisions of this Section 4) and that the Permitted Transferee is bound hereby and thereby. The restrictions on transfer of Vested Shares contained in this Section 4.2 shall terminate upon an Initial Public Offering.

         4.3 TRANSFERS UPON DEATH. Upon the death of the Grantee, the Vested Shares held by the Grantee may be transferred and distributed by will or other instrument taking effect at his or her death or by the laws of descent and distribution to the Grantee's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or



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distributees whether or not such heirs, legatees or distributees are Permitted
Transferees. No Transfer permitted under this Section 4.3 shall be effective unless the transferee to whom the Shares are proposed to be transferred pursuant to this provision has delivered to the Company a written acknowledgment, in the form of APPENDIX A hereto, that the Shares to be received by it are subject to the provisions of this Agreement (including without limitation, the provisions of this Section 4) and that such transferee is bound hereby and thereby. The restrictions on transfer of Vested Shares contained in this Section 4.3 shall terminate upon an Initial Public Offering.

         4.4. RIGHT OF FIRST REFUSAL. Prior to making any Transfer of Vested Shares (other than to a Permitted Transferee in accordance with Section 4.2), the Grantee shall deliver written notice (the "Transfer Notice") to the Company. The Transfer Notice shall disclose in reasonable detail the identity of the prospective transferees, the number of shares to be Transferred (the "Offered Shares") and the terms and conditions of the proposed Transfer. By giving the Transfer Notice, the Grantee shall be deemed to have granted the Company an option to purchase the Offered Shares. The Company may purchase all, but not less than all, of the Offered Shares upon the same terms and conditions as those set forth in the Transfer Notice by delivering written notice of such election to the Grantee within 20 days after the receipt of the Transfer Notice by the Company (the "Election Period"). If the Company has not elected to purchase or otherwise acquire all of the Offered Shares prior to the expiration of the Election Period, the Grantee may Transfer such Shares at a price and on terms no more favorable to the transferees thereof than specified in the Transfer Notice during the 30-day period immediately following the expiration of the Election Period (the "Transfer Period"). Any Offered Shares that are not Transferred within the Transfer Period shall be subject to the provisions of this Section
4.4 upon any subsequent Transfer. If the Company has elected to purchase any Offered Shares hereunder, the Transfer of such Offered Shares shall be consummated as soon as practical after the delivery of the election notice to the Grantee, but in any event within 15 days after the expiration of the Election Period. The restrictions on transfer of Vested Shares contained in this
Section 4.4 shall terminate upon an Initial Public Offering.

         4.5 INVALID TRANSFERS. Any attempted disposition of Shares not in accordance with the terms and conditions of this Agreement shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares pursuant to any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Shares.

         SECTION 5. LEGEND. Any certificate(s) representing the Shares shall carry substantially the following legends:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase rights and transfer restrictions) contained in a certain Restricted Stock Award Agreement between the Company and the holder of record of this certificate (a copy of which is available at the offices of the Company for examination)."



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                  "The shares represented by this certificate have not been
                  registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the corporation is obtained to the effect that such registration is not required."

         SECTION 6. WITHHOLDING TAXES. The Grantee acknowledges and agrees that the Company or any of its Subsidiaries has the right to deduct from payments of any kind otherwise due to the Grantee, or from the Shares held pursuant to
Section 3.3 hereof, any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Grantee. In furtherance of the foregoing the Grantee agrees to elect, in accordance with
Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to recognize ordinary income in the year of acquisition of the Shares, and to pay (or make arrangements with the Company for the payment of) all withholding taxes shown as due on his or her Section 83(b) election form, or otherwise ultimately determined to be due with respect to such election, based on the excess, if any, of the Fair Market Value (as defined in the Plan) of such Shares as of the date of the purchase of such Shares by the Grantee over the purchase price for such Shares. In connection therewith, the Company hereby agrees to pay the Grantee a bonus equal to the amount of income taxes incurred by the Grantee in connection with the purchase of the Shares and the receipt of the bonus. The bonus amount shall be applied to pay all withholding or other taxes determined to be due in connection with the purchase of the Shares and the payment of the bonus.

         SECTION 7. OTHER CONTRACTUAL RESTRICTIONS; MARKET STAND-OFF.

         7.1. CONTRACTUAL RESTRICTIONS. The Grantee, and to the extent applicable the Grantee's legal representative or any Permitted Transferee, shall agree to be bound by, and upon receipt of shares of Stock hereunder to execute an acknowledgment to, that certain Shareholders' Agreement dated as of June 4, 1998, as amended from time to time, among the Company and certain holders of its capital stock.

         7.2 MARKET STAND-OFF. The Grantee agrees, and to the extent applicable the Grantee's legal representative or each Permitted Transferee shall agree, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any securities of the Company (including, without limitation pursuant to Rule 144 under the Act (or any successor or similar exemptive rule hereafter in effect)) held by him, her or it for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, provided that such period shall not exceed 180 days.

         SECTION 8.  MISCELLANEOUS PROVISIONS.

         8.1. RECORD OWNER; DIVIDENDS. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares. The Grantee and any Permitted Transferees shall be entitled to receive all dividends



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and any other distributions declared on the Shares; provided, however, that the
Company is under no duty to declare any such dividends or to make any such distribution.

         8.2. EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

         8.3. CHANGE AND MODIFICATIONS. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

         8.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         8.5. HEADINGS. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

         8.6. SAVING CLAUSE. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

         8.7. NOTICES. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by a nationally recognized overnight carrier or by first class registered or certified mail, postage prepaid. Notices to the Company shall be addressed to its principal offices and to the Grantee as set forth underneath his or her signature below, or to such other address or addresses as may have been furnished by such party in writing to the other. Notices to any holder of the Shares other than the Grantee shall be addressed to the address furnished by such holder to the Company.

         8.8. BENEFIT AND BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, legal representatives, estates, executors, administrators and heirs. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

         8.9 ASSIGNMENT OF REPURCHASE RIGHT. At the discretion of the Board of Directors of the Company, the Company shall have the right to assign the right to exercise its obligation and rights with respect to the Repurchase to any person or persons, in whole or in part in any particular instance, upon the same terms and conditions applicable to the exercise thereof by the Company, and such assignee or assignees of the Company shall then take and hold any Shares so acquired subject to such terms as may be specified by the Company in connection with any such assignment.



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         IN WITNESS WHEREOF, the Company and the Grantee have executed this
Restricted Stock Award Agreement as of the date first above written.


                                            STRIDE & ASSOCIATES, INC.



                                            By:
                                                ------------------------------
                                                Name:
                                                Title:


                                            GRANTEE:


                                            -----------------------------------
                                            Name:


                                            Grantee's Address:


                                            -----------------------------------


                                            -----------------------------------


                                            Social Security No.: --------------





SPOUSE'S CONSENT
I acknowledge that I have
read the foregoing Restricted
Stock Award Agreement and
understand the contents thereof.




-----------------------------------------



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                                   APPENDIX A

                      ACKNOWLEDGMENT AND JOINDER AGREEMENT


         The undersigned hereby acknowledges that the shares of Common Stock, par value $.01 per share, of Stride & Associates, Inc. (the "Company") acquired from the transferor are subject to the terms and conditions of that certain Restricted Stock Award Agreement (the "Agreement") dated as of June 4, 1998 by and between the Company and the undersigned, including but not limited to a right of repurchase by the Company and certain restrictions on transfer pursuant to Sections 3 and 4 thereof. For the purposes of the Agreement, the undersigned shall be included within the term "Grantee" (as defined in the Agreement) and the undersigned agrees to bound by all of the obligations applicable to the Grantee thereunder, including Sections 3 and 4 thereof. The address to which notices may be sent to the undersigned is as follows:


Address:   _____________________

           _____________________

           _____________________




Date: _______________


                                                -------------------------------
                                                   Name:









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